FORM 5. INVOLUNTARY PETITION

---------------------------------------------------------------------------------------------------------------------------
              United States Bankruptcy Court                                           INVOLUNTARY
                  District of Delaware                                                  PETITION

---------------------------------------------------------------------------------------------------------------------------
IN RE (Name of Debtor - If Individual: Last, First, Middle)              ALL OTHER NAMES used by debtor in the last 6 years
                                                                         (Include married, maiden, and trade names)
EPIC RESORTS, LLC


SOC. SEC/TAX ID. NO. (If more than one, state all.)
23-2888968

---------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS OF DEBTOR (No. and street, city, state,                   MAILING ADDRESS OF DEBTOR (If different from
    and zip code)                                                           street address)
1150 FIRST AVENUE, SUITE 900
KING OF PRUSSIA, PA 19406

                                   COUNTY OF RESIDENCE OR
                                   PRINCIPAL PLACE OF BUSINESS

                                   Montgomery County


---------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)


---------------------------------------------------------------------------------------------------------------------------
CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

         |X|  Chapter 7               |_| Chapter 11

---------------------------------------------------------------------------------------------------------------------------
                              INFORMATION REGARDING DEBTOR (Check applicable boxes)

Petitioners believe:                                             TYPE OF DEBTOR
|_| Debts are primarily consumer debts                           |_| Individual      |_| Corporation Publicly Held
|X| Debts are primarily business debts                           |_| Partnership     |X| Corporation Not Publicly Held
    (complete sections A and B)                                  |_| Other:  ______________________________________

     A.   TYPE OF BUSINESS (Check one)                           B.   BRIEFLY DESCRIBE NATURE OF BUSINESS
|_| Professional      |_| Transportation  |_| Commodity Broker
|_| Retail/Wholesale  |_| Manufacturing/  |_| Construction            Debtor is a developer and marketer of timeshare
|_| Railroad              Mining          |_| Real Estate             interests in vacation ownership resorts.
                      |_| Stockbroker     |X| Other

---------------------------------------------------------------------------------------------------------------------------
                                                  VENUE
---------------------------------------------------------------------------------------------------------------------------

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the
    District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|_| A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.

---------------------------------------------------------------------------------------------------------------------------
                                PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER
              OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)
---------------------------------------------------------------------------------------------------------------------------
Name of Debtor                               Case Number                             Date

---------------------------------------------------------------------------------------------------------------------------
Relationship                                 District                                Judge

---------------------------------------------------------------------------------------------------------------------------
                              ALLEGATIONS                                                 COURT USE ONLY
                         (Check applicable boxes

1.   |X| Petitioner(s) are eligible to file this petition pursuant to 11 U.S.C.
         Section 303(b).

2. |X| The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code.

3.a. |X| The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute;
                                        or
b. |_| Within 120 days preceding the filing of this petition, a custodian, other than a trustee, receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.

                                                     Name of Debtor EPIC RESORTS, LLC

                                                     Case No.___________________________
                                                                (court use only)

                               TRANSFER OF CLAIM

|X| Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).

                               REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor ' under the chapter of title 11, United States Code, specified in this petition.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge information, and belief.

X _________________________________, Executive Vice-President                  X__________________________7/18/2001
Signature of Petitioner or Representative (State title)                         Signature of Attorney     Date
                                                                                Potter, Anderson & Corroon, LLP
                                                                                -------------------------------
                                                                                Name of Attorney Firm (If any)

Name of Petitioner: Prospect Street High Income Fund by
Highland Capital Management, LP as collateral manager

                                                                                Hercules Plaza, 1313 N. Market Street,
Date Signed:  7/17/2001                                                         Wilmington, Delaware 19899-0951
              -------------------------                                         ---------------------------------------
                                                                                Address

Name & Mailing Address of Individual                                            302-984-6000
                                                                                -------------------
Signing in Representative Capacity:                                             Telephone No.
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240
------------------------------------------------------------------------------------------------

Petitioner(s) declare under penalty of perjury that the                         X_________________________ 7/18/2001
foregoing is true and correct according to the best                             Signature of Attorney     Date
of their knowledge, information, and belief.                                    _______________________________
                                                                                Name of Attorney Firm (If any)
X                                , Executive Vice-President
Signature of Petitioner or Representative (State title)

Name of Petitioner: ML CBO IV (Cayman), Ltd., c/o Highland                      Hercules Plaza, 1313 N. Market Street,
Capital Management LP as collateral manager                                     Wilmington, Delaware 19899-0951
                                                                                Address
Date Signed:     7/17/2001
                                                                                302-984-6000
                                                                                Telephone No.
Name & Mailing Address of Individual
Signing in Representative Capacity:
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240


---------------------------------------------------------------------------------------------------------------------
Petitioner(s) declare under penalty of perjury that the                         X________________________ 7/18/2001
foregoing is true and correct according to the best of their                     Signature of Attorney      Date
knowledge, information, and belief                                               Potter, Anderson & Corroon, LLP
                                                                                 Name of Attorney Firm (If any)

X ______________________________, Executive Vice-President
  Signature of Petitioner or Representative (State title)                        Hercules Plaza, 1313 N. Market Street,
                                                                                 Wilmington, Delaware 19899-0951
                                                                                 Address
Name of Petitioner:  PAMCO Cayman, Ltd., c/o Highland
Capital Management LP as collateral manager

                                                                                 302-984-6000
Date Signed:   7/17/2001                                                         Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------

Petitioner(s) declare under penalty of perjury that the                         X________________________ 7/18/2001
foregoing is true and correct according to the best of their                    Signature Attorney            Date
knowledge, information, and belief                                              Potter, Anderson & Corroon, LLP
                                                                                Name of Attorney Firm (If any)

X ______________________________, Executive Vice-President
  Signature of Petitioner or Representative (State title)                        Hercules Plaza, 1313 N. Market Street,
                                                                                 Wilmington, Delaware 19899-0951
                                                                                 Address
Name of Petitioner:  Pam Capital Funding, L.P., c/o Highland
Capital Management LP as collateral manager

                                                                                 302-984-6000
Date Signed:   7/17/2001                                                         Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
                                             PETITIONING CREDITORS
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
Prospect Street High Income Fund,
c/o Highland Capital Management,             Past due debt on Senior Notes      $4,000,000, principal plus accrued
LP as collateral manager                                                        and unpaid interest
Two Galleria Tower, 13455 Noel Road,
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
ML CBO IV (Cayman), Ltd., c/o
Highland Capital Management, LP as
collateral manager                           Past due debt on Senior Notes      $16,280,000, principal plus accrued
Two Galleria Tower, 13455 Noel Road,                                            and unpaid interest
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
PAMCO Cayman, Ltd., c/o Highland
Capital Management, LP as                    Past due debt on Senior Notes      $16,000,000, principal plus accrued
collateral manager                                                              and unpaid interest
Two Galleria Tower, 13455 Noel Road,
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
Pam Capital Funding, L.P., c/o
Highland Capital Management, LP as           Past due debt on Senior Notes      $31,537,000, principal plus accrued
collateral manager                                                              and unpaid interest
Two Galleria Tower, 13455 Noel Road,
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Note:     If there are more than three petitioners, attach additional sheets    Total Amount of
          with the statement under penalty of perjury, each petitioner's        Petitioner's Claims
          signature under the statement and the name of the attorney and
          petitioning creditor information in the format above.                 $67,767,000, plus accrued and
                                                                                unpaid interest
---------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC RESORTS, LLC                  )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of Prospect Street High Income Fund ("Petitioner")"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $4,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 17, 2001.

                                         /s/ Mark Okada
                                        --------------------------------------
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for Prospect Street

                                  EXHIBIT "A"

Prospect Street      12/10/1998         $1,000,000.00/100        (N/A)
Prospect Street        8/9/1999          $1,000,000.00/87        (N/A)
Prospect Street      11/19/1999          $1,000,000.00/78        (N/A)
Prospect Street       4/26/2001        $1,000,000.00/23.5    APS Financial

STATE STREET

July 10, 2001

Stacey Blackford
Highland Capital Management
1150 Two Galleria Tower
13455 Noel Road, LP #45
Dallas, TX 75240

Stacey,

The purpose of this letter is to attest that we currently hold a par value of $4,000,000 in Epic Resorts bonds maturing on 6/15/2005 (cusip 29425MAC1) in the Prospect Street High Income Fund.

Should you have any questions or require additional information, please call me at 617-985-4400.

Sincerely yours,


Douglas M. Martin
Account Manager
State Street Bank & Trust

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC RESORTS, LLC                  )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of ML CBO IV (Cayman) Ltd. ("Petitioner")"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $16,230,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $16,230,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 17, 2001.


                                        ______________________________________
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for ML CBO IV (Cayman) Ltd.

                                  EXHIBIT "A"

ML CBO IV    12/13/2000         $410,000.00/25        Royal Bank of Canada
ML CBO IV     3/13/2001     $5,390,000.00/27.5        Royal Bank of Canada
ML CBO IV     3/20/2001   $3,430,000.00/28.125        Warburg Dillon Read
ML CBO IV     4/26/2001     $7,000,000.00/23.5        APS Financial

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that ML CBO IV (Cayman) Ltd. currently owns $16,230,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,


David Faun
Trust Officer

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC RESORTS, LLC                  )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of Pamco Cayman Ltd. ("Petitioner")"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $16,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $16,000,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 17, 2001.


                                        ______________________________________
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for Pamco Cayman, Ltd.

                                  EXHIBIT "A"

Pamco Cayman      3/5/2000        $2,000,000.00/30        Royal Bank of Canada
Pamco Cayman     3/13/2001    $10,000,000.00/26.75        Royal Bank of Canada
Pamco Cayman     3/20/2001    $4,000,000.00/28.125        Warburg Dillon Read

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that Pamco Cayman currently owns $16,000,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,


Annye Hun
Trust Officer

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC RESORTS, LLC                  )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of Pam Capital Funding, L.P. ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $31,537,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $31,537,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 17, 2001.


                                        ______________________________________
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for Pam Capital Funding, L.P.

                                  EXHIBIT "A"

Pam Capital      3/2/2001        $3,000,000.00/28        Warburg Dillon Read
Pam Capital      3/2/2001        $3,000,000.00/28        Warburg Dillon Read
Pam Capital      3/5/2001        $3,000,000.00/30        Royal Bank of Canada
Pam Capital      3/5/2001     $3,000,000.00/30.25        Royal Bank of Canada
Pam Capital     3/20/2001    $4,000,000.00/28.125        Warburg Dillon Read
Pam Capital     5/21/2001     $4,000,000.00/23.75        APS Financial
Pam Capital     6/19/2001    $10,537,000.00/38.25        Royal Bank of Canada
Pam Capital     6/20/2001      $1,000,000.00/40.5        UBS Inc.

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that Pam Capital currently owns $31,537,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,


Annye Hun
Trust Officer

                          FORM 5. INVOLUNTARY PETITION

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
              United States Bankruptcy Court                                           INVOLUNTARY
                  District of Delaware                                                  PETITION

---------------------------------------------------------------------------------------------------------------------------
IN RE (Name of Debtor - If Individual: Last, First, Middle)              ALL OTHER NAMES used by debtor in the last 6 years
                                                                         (Include married, maiden, and trade names)
EPIC CAPITAL CORPORATION


SOC. SEC/TAX ID. NO. (If more than one, state all.)
23-2888968

---------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS OF DEBTOR (No. and street, city, state,                   MAILING ADDRESS OF DEBTOR (If different from
    and zip code)                                                           street address)
1150 FIRST AVENUE, SUITE 900
KING OF PRUSSIA, PA 19406

                                   COUNTY OF RESIDENCE OR
                                   PRINCIPAL PLACE OF BUSINESS

                                   Montgomery County


---------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)


---------------------------------------------------------------------------------------------------------------------------
CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

         |X|  Chapter 7               |_| Chapter 11

---------------------------------------------------------------------------------------------------------------------------
                              INFORMATION REGARDING DEBTOR (Check applicable boxes)

Petitioners believe:                                             TYPE OF DEBTOR
|_| Debts are primarily consumer debts                           |_| Individual      |_| Corporation Publicly Held
|X| Debts are primarily business debts                           |_| Partnership     |X| Corporation Not Publicly Held
    (complete sections A and B)                                  |_| Other:  ______________________________________

     A.   TYPE OF BUSINESS (Check one)                           B.   BRIEFLY DESCRIBE NATURE OF BUSINESS
|_| Professional      |_| Transportation  |_| Commodity Broker
|_| Retail/Wholesale  |_| Manufacturing/  |_| Construction            Debtor is a subsidiary of Epic Resorts LLC,
|_| Railroad              Mining          |_| Real Estate             which is a developer and marketer of timeshare
                      |_| Stockbroker     |X| Other                   interests in vacation ownership resorts.

---------------------------------------------------------------------------------------------------------------------------
                                                  VENUE
---------------------------------------------------------------------------------------------------------------------------

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the
    District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|_| A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.

---------------------------------------------------------------------------------------------------------------------------
                                PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER
              OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)
---------------------------------------------------------------------------------------------------------------------------
Name of Debtor                               Case Number                             Date

---------------------------------------------------------------------------------------------------------------------------
Relationship                                 District                                Judge

---------------------------------------------------------------------------------------------------------------------------
                              ALLEGATIONS                                                 COURT USE ONLY
                         (Check applicable boxes

1.   |X| Petitioner(s) are eligible to file this petition pursuant to 11 U.S.C.
         Section 303(b).

2. |X| The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code.

3.a. |X| The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute;
                                        or
b. |_| Within 120 days preceding the filing of this petition, a custodian, other than a trustee, receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.

                                                     Name of Debtor EPIC CAPITAL CORPORATION

                                                     Case No.___________________________
                                                                (court use only)

                               TRANSFER OF CLAIM

|X| Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).

                               REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor ' under the chapter of title 11, United States Code, specified in this petition.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge information, and belief.

X _________________________________, Executive Vice-President                  X__________________________7/18/2001
Signature of Petitioner or Representative (State title)                         Signature of Attorney     Date
                                                                                Potter, Anderson & Corroon, LLP
                                                                                -------------------------------
                                                                                Name of Attorney Firm (If any)

Name of Petitioner: Prospect Street High Income Fund by
Highland Capital Management, LP as collateral manager

                                                                                Hercules Plaza, 1313 N. Market Street,
Date Signed:  7/18/2001                                                         Wilmington, Delaware 19899-0951
              -------------------------                                         ---------------------------------------
                                                                                Address

Name & Mailing Address of Individual                                            302-984-6000
                                                                                -------------------
Signing in Representative Capacity:                                             Telephone No.
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240
------------------------------------------------------------------------------------------------

Petitioner(s) declare under penalty of perjury that the                         X_________________________ 7/18/2001
foregoing is true and correct according to the best                             Signature of Attorney     Date
of their knowledge, information, and belief.                                    _______________________________
                                                                                Name of Attorney Firm (If any)
X                                , Executive Vice-President
Signature of Petitioner or Representative (State title)

Name of Petitioner: ML CBO IV (Cayman), Ltd., c/o Highland                      Hercules Plaza, 1313 N. Market Street,
Capital Management LP as collateral manager                                     Wilmington, Delaware 19899-0951
                                                                                Address
Date Signed:     7/18/2001
                                                                                302-984-6000
                                                                                Telephone No.
Name & Mailing Address of Individual
Signing in Representative Capacity:
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240

---------------------------------------------------------------------------------------------------------------------
Petitioner(s) declare under penalty of perjury that the                         X________________________ 7/18/2001
foregoing is true and correct according to the best of their                     Signature of Attorney      Date
knowledge, information, and belief                                               Potter, Anderson & Corroon, LLP
                                                                                 Name of Attorney Firm (If any)

X ______________________________, Executive Vice-President
  Signature of Petitioner or Representative (State title)                        Hercules Plaza, 1313 N. Market Street,
                                                                                 Wilmington, Delaware 19899-0951
                                                                                 Address
Name of Petitioner:  PAMCO Cayman, Ltd., c/o Highland
Capital Management LP as collateral manager

                                                                                 302-984-6000
Date Signed:   7/18/2001                                                         Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------

Petitioner(s) declare under penalty of perjury that the                         X________________________ 7/18/2001
foregoing is true and correct according to the best of their                    Signature Attorney            Date
knowledge, information, and belief                                              Potter, Anderson & Corroon, LLP
                                                                                Name of Attorney Firm (If any)

X ______________________________, Executive Vice-President
  Signature of Petitioner or Representative (State title)                        Hercules Plaza, 1313 N. Market Street,
                                                                                 Wilmington, Delaware 19899-0951
                                                                                 Address
Name of Petitioner:  Pam Capital Funding, L.P., c/o Highland
Capital Management LP as collateral manager

                                                                                 302-984-6000
Date Signed:   7/18/2001                                                         Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:
                                   Mark K. Okada
                                   Two Galleria Tower
                                   13455 Noel Road, Ste. 1300
                                   Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
                                             PETITIONING CREDITORS
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
Prospect Street High Income Fund,
c/o Highland Capital Management,             Past due debt on Senior Notes      $4,000,000, principal plus accrued
LP as collateral manager                                                        and unpaid interest
Two Galleria Tower, 13455 Noel Road,
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
ML CBO IV (Cayman), Ltd., c/o
Highland Capital Management, LP as
collateral manager                           Past due debt on Senior Notes      $16,230,000, principal plus accrued
Two Galleria Tower, 13455 Noel Road,                                            and unpaid interest
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
PAMCO Cayman, Ltd., c/o Highland
Capital Management, LP as                    Past due debt on Senior Notes      $16,000,000, principal plus accrued
collateral manager                                                              and unpaid interest
Two Galleria Tower, 13455 Noel Road,
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Name and Address of Petitioner               Nature of Claim                    Amount of Claim
Pam Capital Funding, L.P., c/o
Highland Capital Management, LP as           Past due debt on Senior Notes      $31,537,000, principal plus accrued
collateral manager                                                              and unpaid interest
Two Galleria Tower, 13455 Noel Road,
Ste. 1300, Dallas, Texas 75240
---------------------------------------------------------------------------------------------------------------------
Note:     If there are more than three petitioners, attach additional sheets    Total Amount of
          with the statement under penalty of perjury, each petitioner's        Petitioner's Claims
          signature under the statement and the name of the attorney and
          petitioning creditor information in the format above.                 $67,767,000, plus accrued and
                                                                                unpaid interest
---------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC CAPITAL CORPORATION           )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of Prospect Street High Income Fund ("Petitioner")"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $4,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 18, 2001.


                                        ______________________________________
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for Prospect Street

                                  EXHIBIT "A"

Prospect Street      12/10/1998         $1,000,000.00/100        (N/A)
Prospect Street        8/9/1999          $1,000,000.00/87        (N/A)
Prospect Street      11/19/1999          $1,000,000.00/78        (N/A)
Prospect Street       4/26/2001        $1,000,000.00/23.5    APS Financial

STATE STREET

July 10, 2001

Stacey Blackford
Highland Capital Management
1150 Two Galleria Tower
13455 Noel Road, LP #45
Dallas, TX 75240

Stacey,

The purpose of this letter is to attest that we currently hold a par value of $4,000,000 in Epic Resorts bonds maturing on 6/15/2005 (cusip 29425MAC1) in the Prospect Street High Income Fund.

Should you have any questions or require additional information, please call me at 617-985-4400.

Sincerely yours,


Douglas M. Martin
Account Manager
State Street Bank & Trust

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC CAPITAL CORPORATION           )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of ML CBO IV (Cayman) Ltd. ("Petitioner")"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $16,230,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $16,230,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 17, 2001.


                                        ______________________________________
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for ML CBO IV (Cayman) Ltd.

                                  EXHIBIT "A"

ML CBO IV    12/13/2000         $410,000.00/25        Royal Bank of Canada
ML CBO IV     3/13/2001     $5,390,000.00/27.5        Royal Bank of Canada
ML CBO IV     3/20/2001   $3,430,000.00/28.125        Warburg Dillon Read
ML CBO IV     4/26/2001     $7,000,000.00/23.5        APS Financial

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that ML CBO IV (Cayman) Ltd. currently owns $16,230,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,


David Faun
Trust Officer

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC CAPITAL CORPORATION           )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of Pamco Cayman Ltd. ("Petitioner")"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $16,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $16,000,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 17, 2001.


                                        ______________________________________
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for Pamco Cayman Ltd.

                                  EXHIBIT "A"

Pamco Cayman      3/5/2000        $2,000,000.00/30        Royal Bank of Canada
Pamco Cayman     3/13/2001    $10,000,000.00/26.75        Royal Bank of Canada
Pamco Cayman     3/20/2001    $4,000,000.00/28.125        Warburg Dillon Read

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that Pamco Cayman currently owns $16,000,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,


Annye Hun
Trust Officer

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                             )    In Proceedings Under Chapter 7
                                   )
                                   )
EPIC CAPITAL CORPORATION           )    Case No. ____________________
                                   )
                                   )
          Alleged Debtor           )

          FED. R. BANKR. P. 1003(A) STATEMENT OF PETITIONING CREDITOR

1. I am an Executive Vice-President of Highland Capital Management, L.P., the collateral manager of Pam Capital Funding, L.P. ("Petitioner")"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

2. The Petitioner acquired its claim in the principal amount of $31,537,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $31,537,000 of senior notes. The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

     Dated:  July 17, 2001.


                                        ______________________________________
                                        Mark Okada for Highland Capital
                                        Management, LP as collateral manager
                                        for Pam Capital Funding, L.P.

                                  EXHIBIT "A"

Pam Capital      3/2/2001        $3,000,000.00/28        Warburg Dillon Read
Pam Capital      3/2/2001        $3,000,000.00/28        Warburg Dillon Read
Pam Capital      3/5/2001        $3,000,000.00/30        Royal Bank of Canada
Pam Capital      3/5/2001     $3,000,000.00/30.25        Royal Bank of Canada
Pam Capital     3/20/2001    $4,000,000.00/28.125        Warburg Dillon Read
Pam Capital     5/21/2001     $4,000,000.00/23.75        APS Financial
Pam Capital     6/19/2001    $10,537,000.00/38.25        Royal Bank of Canada
Pam Capital     6/20/2001      $1,000,000.00/40.5        UBS Inc.

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that Pamco Cayman currently owns $31,537,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,


Annye Hun
Trust Officer